Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with the other such undersigneds, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock of PAE Incorporated and that this agreement be included as an Exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned hereby executes this agreement as of this 19th day of February, 2020.

PVM PINNACLE HOLDINGS, LLC			GCMH GP, L.L.C.
By:	GCM CFIG GP, LLC (its managing member)
By:	CFIG Holdings, LLC (its sole member)

By:	/s/ Burke J. Montgomery		By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery		Name:	Burke J. Montgomery
	Title:	Secretary and Vice President		Title:	Secretary and Vice President

GCM CFIG GP, LLC			GROSVENOR HOLDINGS, L.L.C.
By:	CFIG Holdings, LLC (its sole member)

By:	/s/ Burke J. Montgomery		By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery		Name:	Burke J. Montgomery
	Title:	Secretary and Vice President		Title:	Secretary and Vice President

CFIG HOLDINGS, LLC			GCM CUSTOMIZED FUND INVESTMENT GROUP, L.P.

By:	/s/ Burke J. Montgomery		By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery		Name:	Burke J. Montgomery
	Title:	Secretary and Vice President		Title:	General Counsel

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP			GCM, L.L.C.
By:	GCMH GP, LLC (its general partner)

By:	/s/ Burke J. Montgomery		By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery		Name:	Burke J. Montgomery
	Title:	General Counsel		Title:	Vice President & Secretary

/s/ Michael J. Sacks
Michael J. Sacks